UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 17, 2013, American Water Works Company, Inc. (the “Company”) issued a press release announcing its earnings guidance for 2014, and its expected 2013 earnings range. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The Company has also furnished as Exhibit 99.2 to this report and incorporated by reference herein a copy of the slide presentation it will be providing to investors in connection with the conference that Jeffry E. Sterba, President and Chief Executive Office and other representatives from the Company have scheduled with investors. The investor conference will be webcast at 12:30 p.m. to approximately 4 p.m., Eastern Time, on December 17, 2013 and available in the investor relations section of the Company’s web site at www.amwater.com.

Cautionary Statement Concerning Forward-Looking Statements

The earnings guidance and expected earnings range set forth in this report constitutes forward-looking statements within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events and may relate to, among other things, its future financial performance, including earnings, growth and portfolio optimization strategies, its ability to finance current operations and growth initiatives, trends in its industry, regulatory or legal developments or rate adjustments. Actual results could differ materially because of factors such as the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality, and public utility regulations and policies; weather conditions, patterns or events, including drought or abnormally high rainfall, strong winds and coastal and intercoastal flooding; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; the company’s ability to effect significant changes to its business processes and corresponding technology; its ability to appropriately maintain current infrastructure and manage the expansion of its business; its ability to obtain permits and other approvals for projects; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully acquire and integrate water and wastewater systems that are complementary to its operations and the growth of its business or dispose of assets or regulatory systems that the company determined should no longer be part of its portfolio; cost overruns relating to improvements or the expansion of its operations; changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on the company’s current or future debt that could increase its financing costs or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase its cost and funding requirements; migration of customers into or out of its service territories; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; its ability to retain and attract qualified employees; the incurrence of impairment charges; labor actions including work stoppages and strikes; and civil disturbance, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts.

For further information regarding risks and uncertainties associated with American Water’s business, please refer to American Water’s annual, quarterly and current SEC filings. The company undertakes no duty to update any forward-looking statement.

The information in this Current Report is being furnished and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated December 17, 2013, issued by American Water Works Company, Inc.

99.2	American Water Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2013	By:	/s/ Kellye L. Walker
Kellye L. Walker
Chief Administrative Officer, General Counsel and Secretary